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                     DANIELSON HOLDING CORPORATION ACQUIRES
                           COVANTA ENERGY CORPORATION

CHICAGO, IL AND FAIRFIELD, NJ - MARCH 10, 2004 - Danielson Holding Corporation (AMEX:DHC) and Covanta Energy Corporation today announced that Danielson has completed its previously announced acquisition of Covanta's energy and water business allowing Covanta to emerge from bankruptcy. Covanta's plan of reorganization was approved by the Bankruptcy Court for the Southern District of New York pursuant to an order entered on March 5, 2004, allowing Covanta to emerge from bankruptcy.

Covanta will remain headquartered in Fairfield, New Jersey. Anthony J. Orlando will continue to serve as the company's Chief Executive Officer and the company's existing management structure will stay in place.

"We are very pleased to have concluded Covanta's reorganization and are now focused on the continued success of our waste-to-energy business," commented Orlando. He added, "The plan approved by the court maximizes creditor recovery and affords the company a solid capital structure. In addition, it enables us to embark on a dynamic partnership with the Danielson team. By combining our complementary skill sets, we will position Covanta to do what it does best - provide our clients with world class, reliable service."

"The Covanta management team has performed an excellent job in meeting their client community needs throughout this lengthy reorganization process," said Sam Zell, Danielson's Chairman and Chief Executive Officer. "We look forward to working with them to build on their solid foundation in the energy business."

Pursuant to a definitive investment and purchase agreement executed on December 2, 2003, Danielson has acquired 100% of Covanta's equity for approximately $30 million in cash. In addition, Danielson arranged a new $118 million letter of credit facility for Covanta, secured by a second lien on Covanta's domestic assets. With respect to Covanta's domestic operations, Covanta has obtained a new $138 million first lien secured letter of credit facility and has issued $205 million of senior secured notes accreting to $230 million by 2011, and up to $50 million face amount of unsecured notes. As a result of these transactions and the bankruptcy court's order, Covanta emerged from bankruptcy with over $50 million in cash and revolving credit facility availability. Covanta's international operations also issued $95 million of secured 3-year term notes to certain of Covanta's creditors.

As previously disclosed, Danielson did not purchase Covanta's geothermal assets, which were sold in December, 2003 to Ormat Nevada, Inc., the winning bidder following the auction of those assets.

The financing necessary for Danielson's acquisition of Covanta was provided by three of Danielson's shareholders: SZ Investments, L.L.C. ("SZ Investments"), Third Avenue Trust, on behalf of Third Avenue Value Fund ("Third Avenue"), and
D. E. Shaw Laminar Portfolios, L.L.C. ("Laminar"). In addition, Laminar has arranged for the provision of a $10 million secured revolving loan facility to Covanta's international operations. In connection with the financing by such shareholders, Danielson issued notes that have an aggregate principal balance of $40 million and, if not repaid, are convertible into shares of Danielson common stock at a price of $1.53 per share. The proceeds from this financing remaining after payment of the purchase price will be used to pay certain transaction expenses and for general corporate purposes.

Danielson expects to refinance these convertible notes through a pro rata rights offering to its shareholders. Under the terms of its agreement with SZ Investments, Third Avenue and Laminar, Danielson is required to commence the rights offering within 75 days of the closing of its acquisition of Covanta. As previously announced, under this rights offering Danielson intends to issue rights to


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purchase 0.75 shares of common stock for each outstanding share of Danielson common stock at an exercise price of $1.53 per share. If Danielson does not refinance all of the notes, the remaining principal balance and unpaid interest of the notes would be convertible into shares of Danielson common stock at the rights offering price of $1.53 per share. In addition, Laminar has agreed to purchase up to an additional 8.75 million shares of Danielson common stock at $1.53 per share based upon the levels of public participation in the rights offering. The convertible note financing and other related party transactions were approved by a special committee of independent directors of Danielson.

Danielson anticipates that it will issue rights to acquire approximately 27 million shares of its common stock. Assuming exercise of all rights and the purchase of 8.75 million shares by Laminar, Danielson estimates that it will have approximately 71 million shares outstanding following the rights offering. In addition, following completion of the rights offering and sale of shares to Laminar, Danielson has agreed to offer to sell up to 3 million shares of its common stock to certain creditors of Covanta at a purchase price of $1.53 per share.

THIS PRESS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OF COVANTA ENERGY CORPORATION, DANIELSON HOLDING CORPORATION OR ANY OF THEIR AFFILIATES NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY STATE OR JURISDICTION. ANY SUCH OFFER OR SOLICITATION WILL BE MADE IN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS.

Covanta Energy Corporation is an internationally recognized owner and operator of waste to energy and power generation projects. Its waste-to-energy facilities convert municipal solid waste into energy for numerous communities, predominantly in the United States. The Company also operates water and wastewater treatment facilities.

Danielson Holding Corporation is an American Stock Exchange listed company, engaging in the financial services and specialty insurance business through its subsidiaries. Danielson's charter contains restrictions that prohibit parties from acquiring 5% or more of Danielson's common stock without its prior consent.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

Certain statements in this press release may constitute "forward-looking" statements as defined in Section 27A of the Securities Act of 1933 (the "Securities Act"), Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"), the Private Securities Litigation Reform Act of 1995 (the "PSLRA") or in releases made by the Securities and Exchange Commission, all as may be amended from time to time. Such forward looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Danielson and its subsidiaries, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward looking statements can be identified by, among other things, the use of forward-looking language, such as the words "plan", "believe", "expect", "anticipate", "intend", "estimate", "project", "may", "will", "would", "could", "should", "seeks", or "scheduled to", or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the "safe harbor" provisions of such laws. Danielson and Covanta caution investors that any forward-looking statements made by Danielson or Covanta are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to Danielson and Covanta, include, but are not limited to, those factors, risks and

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uncertainties that are described in Item 1 of Danielson's Annual Report on Form
10-K for the year ended December 27, 2002 and in Covanta's Annual Report on Form 10-K for the year ended December 31, 2002 and in other securities filings by Danielson or Covanta. Although Danielson and Covanta believe that their plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any of its forward-looking statements. Danielson's and Covanta's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and neither Danielson nor Covanta has any or has undertaken any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law.

For more information generally, please contact:

FOR DANIELSON HOLDING CORPORATION
Doreen Lubeck
Danielson Holding Corporation
(312) 466-4030

FOR COVANTA ENERGY CORPORATION
Lou Walters
Covanta Energy Corporation
(973) 882-7260